UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 7, 2008, Howard Schultz ceased to be a director of DreamWorks Animation SKG, Inc. (the “Company”). As the Company previously disclosed in its Current Report on Form 8-K dated February 28, 2008, Mr. Schultz had previously informed the Company that he did not intend to stand for re-election at the Company’s 2008 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 7, 2008.

(e) At the Annual Meeting, the stockholders approved the 2008 Omnibus Incentive Compensation Plan (the “Omnibus Plan”) and the 2008 Annual Incentive Plan (the “Annual Plan” and, with the Omnibus Plan, the “Plans”). The Company’s Board of Directors had previously adopted the Plans, subject to stockholder approval. For a description of the Plans, see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 27, 2008. Copies of the Omnibus Plan and the Annual Plan were attached as Annexes A and B, respectively, to the Proxy Statement.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.60 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007).

99.2	2008 Annual Incentive Plan (incorporated by reference to Exhibit 10.61 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: May 9, 2008	By:	/s/ Katherine Kendrick
Katherine Kendrick General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.60 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007).

99.2	2008 Annual Incentive Plan (incorporated by reference to Exhibit 10.61 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007).

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